ACTIGA CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

Option Agreement Number:

Date of Grant/Award:	January 9, 2008

Name of Optionee:	<>

Optionee’s Social Security Number:	___-__-____

Vesting Dates:	Fully Vested

Expiration Date:	January 9, 2018

     1.      Grant of Option.

     (a)      Pursuant to the 2008 Incentive Stock Option Plan (the “Plan”) of Actiga Corporation (f/k/a “Puppy Zone Enterprises, Inc.”) (the “Company” or “Actiga”), a Stock Option (the “Option”), dated as of the Date of Grant set forth above (the “Grant Date”), is hereby granted to the above-named Optionee. The award of this Option (the “Award”) conveys to the Optionee the right to purchase from the Company up to 1,508,000 shares of common stock, par value $0.001 per share, of the Company, (the “Common Stock”) at an exercise price of $0.14 per share (the “Option Shares”).

     (b)      Grant of Options of Actiga Corporation to Optionee is pursuant to the Agreement and Plan of Merger (the “Agreement”) between Actiga, QMotions, Inc.; whereby Actiga will issue to the Shareholders of QMotions 25,230,000 shares of commons stock in the capital of Actiga and options to purchase 3,770,000 shares of common stock in the capital of Actiga upon the reverse subsidiary merger of QMotion Acquisition Corp. (“AC Sub” with and into QMotions as a result of which QMotions will be the surviving company and a direct, wholly-owned subsidiary of Actiga.

     (c)      The Option awarded hereunder is intended to be a nonqualified stock option and is intended to be treated as an NonQualified Stock Option as such term is defined under Section 422 of the Code as herein defined.

     (d)      The exercise price of the Options was determined as the equivalent of the fair market value of shares of common stock of AC Sub at the time of Closing of the Merger.

     2.      Vesting. The Options granted herein are fully vested and are exercisable for a period of ten (10) years.

     3.      Change in Control.

     (a)      If a Change in Control occurs, as precondition to the Change in Control, the Controlling party shall adopt the Options and all rights granted under this Agreement pursuant to Section 9.

     (b)      “Change in Control” shall be deemed to occur if after the Date of Grant:

          (i)      Any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but excluding any person who is a holder of capital stock of the Company as of the date of this Agreement, or an affiliate of such person shall first become the beneficial owner of fifty percent (50%) of the total number of shares of the Company's Common Stock then outstanding;

          (ii)      There shall occur the consummation of a sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) above;

          (iii)      As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board of Directors;

          (iv)      A tender offer or exchange offer is made for all shares of the Company's Common and Preferred Stock (other than one made by the Company) and shares are acquired thereunder (an "Offer").

     4.      Exercise of Option.

     (a)      The Option may be exercised with respect to all or any part of the number of vested Option Shares by the giving of written notice (“Notice”) of the intent to exercise to the Company. The Notice shall specify the exercise date and the number of Option Shares as to which the Option is to be exercised.

     (b)      Notwithstanding anything herein to the contrary, Options shall be automatically exercisable via cashless exercise. Upon giving Notice, or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee a certificate or certificates for the Option Shares then being purchased.

     (d)      During the Optionee’s lifetime, the Option granted hereunder shall be exercisable only by the Optionee subject to the provisions in Section 12.

     5.      Expiration Date. To the extent not previously exercised, the Option and all rights with respect thereto, shall terminate and become null and void upon the Expiration Date shown above.

     6.      Fractional Shares. No fractional shares of Common Stock will be issued upon the exercise of this Option. Any fractional shares will be rounded up to the nearest whole share.

     7.      Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

     (a)      “Administrator” shall have the meaning defined in Section 4 of the Plan.

     (b)      “Agreement” means this Incentive Stock Option Agreement.

     (c)      “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

     (d)      “Fair Market Value” means

          (i)      the closing price of shares of Common Stock or other securities of the Company on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

          (ii)      In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or similar line of business.

     (e)      “Optionee” means any a shareholder of QMotions, Inc., to whom Options of Company are being granted pursuant to the 2008 Stock Option Incentive Agreement.

     8.      Termination. The Option may be exercised at any time or from time to time prior to the Expiration Date set forth above (the “Option Term”).

     (a)      “Death”. In the event of death of the Optionee, an Option then held, to the extent exercisable, may be exercised in whole or in part by the Optionee’s legal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve (12) months after the death of the Optionee, but in any event no later than the Expiration Date.

     9.      Changes in Capital Structure; Corporate Transactions.

     (a)      In the event of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (the “Board”) in (i) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan.

     (b)      In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least 30 days prior to such proposed action. To the extent not previously exercised, the Optionee may exercise the Options prior to such dissolution or liquidation.

     (c)      In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, as a precondition to the closing of any such event outlined in this Section 9(c), the Option shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity).

     10.      Stockholder Rights. Until the date a stock certificate is issued to the Optionee, the Optionee shall have no rights as a stockholder with respect to the Option Shares, and no adjustments shall be made for dividends of any kind or nature, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

     11.      Stock Certificate. Until the Option Shares are registered, each certificate representing the Option Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED

     12.      Piggy Back Registration.

     (a)      If, at any time, the Company undertakes to register any of its Common Stock or other equity securities under the Securities Act of 1933, as amended (the “Act”), it will give prompt written notice (and in no event later than 30 days prior to the proposed filing of such registration statement with the Securities and Exchange Commission (the “SEC”)) to the Optionee of its intention to effect such registration. The Company will include in such registration all securities with respect to which the Company has received written requests for inclusion within 20 days after the receipt of such notice by the Optionee. The Company shall pay all related registration expenses other than any underwriter discounts relating to shares to be sold by the Optionee.

     (b)      In connection with and registration of shares under the Act, the Company shall, among other things, (i) file a registration statement with the SEC and use its reasonable best efforts to cause the registration statement to become and remain effective until all of the shares have been sold or sixty days, whichever is shorter, (ii) as promptly as possible prepare and file with the SEC any amendments and supplements to any registration statement, including the prospectus, that are necessary to keep such registration statement effective, (iii) as promptly as possible, provide to the Optionee copies of the prospectus, including a preliminary prospectus, conforming with the requirements of the Act, and all other documents that the Optionee may reasonably request, in order to assist in the public sale or other disposition of the shares, and (iv) as promptly as possible, use its commercially reasonable efforts to register or qualify the shares covered by such registration statement under the securities (Blue Sky) laws of all states that require such registration or qualification and that the Optionee requests, and complete all other activities and documents that may be necessary or reasonably desirable for the Optionee to complete the public sale or other disposition of the shares in such specified states.

     (c)      The obligations of the Company under this Section to register the shares shall expire and terminate at such time as the Optionee shall be entitled or eligible to sell such securities without restriction and without a need for the filing of a registration statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Section 4(1) and/or 4(2) under the Securities Act.

     13.      No Transfer or Assignment.

     (a)      Neither (i) this Agreement, (ii) any of the rights, benefits, duties or obligations hereunder, nor (iii) the Option Shares, may be transferred or assigned without the prior written notice to the Company.

     (b)      Notwithstanding the foregoing, the Option Shares may be transferable by (i) will or by the laws of descent and distribution, in the case of the death of the Optionee, to (ii) the ex-spouse of the Optionee pursuant to the terms of a domestic relations order, (iii) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (iv) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (v) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 7(e) hereof the term “Optinee” shall be deemed to refer to the transferee. No transfer pursuant to this Section, 12 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request.

     14.      Amendment. The Company may, subject to approval of all Optinees amend the Award at any time if the Company determines, in its sole discretion that amendment is necessary or advisable in light of any applicable addition to or change in the Code, any regulations issued thereunder, or any federal or state securities law or other applicable law or regulation.

     15.      Acknowledgement. The Optionee acknowledges having received and read a copy of this Agreement and the Plan and agrees to comply with the Plan and all laws, rules and regulations applicable to the Award and to the sale or other disposition of the Common Stock of the Company received.

     16.      Entire Agreement. This Agreement contains the entire understanding between the parties. No other representations or covenants have induced either party to execute this Agreement, and this Agreement supersedes all prior understandings among the parties hereto with respect to the subject matter contained herein.

     17.      Notices. Any notice to the Company provided for in this Agreement shall be addressed to it in care of its Secretary at its executive offices located at 200- 8724 S. Eastern Ave, Las Vegas, NV 89123-259, and any notice to the Optionee shall be addressed to the Optionee at the address currently in the records of the Company. Any notice shall be deemed duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     18.      Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of this Agreement as if the illegal or invalid provision or provisions did not exist.

     19.      Headings. The section headings of this Agreement are for convenience of reference only and do not form a part of the terms of this Agreement.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Incentive Stock Option Agreement, and the Optionee has placed his or her signature hereon, effective as of the Grant Date.

ACTIGA CORPORATION

By:
Name:	Steven Bajic
Title:	President, Chief Financial Officer, Secretary,
Treasurer and Director

ACCEPTED AND AGREED TO:

Name of Optionee

NOTICE OF EXERCISE

TO: [_______________________

     (1) The undersigned hereby elects to exercise________Option Shares of the Company pursuant to the terms of the attached Incentive Stock Option Agreement, and tenders herewith payment of all applicable transfer taxes, if any.

     (2) Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

     (3) Please issue a certificate or certificates representing said Option Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

The Option Shares shall be delivered to the following:

_________________________________

_________________________________

_________________________________

     (4)      Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: